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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported)
                              February 18, 1999

                        Structured Asset Securities Corporation
             ----------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)

        Delaware                   333-68513                  74-2440850
 -------------------------         ---------              ----------------
State or Other Jurisdiction       (Commission             (I.R.S. Employer
     Of Incorporation)            File Number)           Identification No.)

   200 Vesey Street
  New York, New York                                           10285
  ------------------                                        -----------
  (Address of Principal                                      (Zip Code)
    Executive Offices)


       Registrant's telephone number, including area code: (212) 526-5594


                                   No Change
           -------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events(1)

      Attached as Exhibit 23 to this Current Report is the consent of PricewaterhouseCoopers LLP to the use of such firm's name under the caption "Experts," and the incorporation by reference of such firm's report dated February 2, 1998 on its audits of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries, in the Prospectus (as defined herein) relating to First Nationwide Trust 1999-1 Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1999-1, Mortgage Pass (the "Certificates"). The Certificates are offered pursuant to a prospectus supplement, dated February 18, 1999 (the "Prospectus Supplement"), and a prospectus, dated January 15, 1999 (together with the Prospectus Supplement, the "Prospectus"), which were filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"). The Certificates are registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-68513) (the "Registration Statement").

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.

         (a)   Not applicable.

         (b)   Not applicable.

         (c)   Exhibits:

               23.      Consent of Experts and Counsel



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(1)   Capitalized terms used but not otherwise defined herein shall have the same meaning ascribed to them in the Prospectus.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    STRUCTURED ASSET SECURITIES
                                       CORPORATION

                                    By:   /s/ Stanley P. Labanowski
                                       ---------------------------------
                                       Name:  Stanley P. Labanowski
                                       Title:  Vice President

Dated:  February 18, 1999


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                                  EXHIBIT INDEX
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Exhibit No.                   Description                         Page No.
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
23                            Consent of Experts and Counsel         6
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